Unapproved Change Orders and Claims Against Clients and Estimated Recoveries of Claims Against Suppliers and Subcontractors	12 Months Ended
Dec. 31, 2020
Contractors [Abstract]
Unapproved Change Orders and Claims Against Clients and Estimated Recoveries of Claims Against Suppliers and Subcontractors	Unapproved Change Orders and Claims Against Clients and Estimated Recoveries of Claims Against Suppliers and Subcontractors
The amounts of unapproved change orders and claims against clients and estimated recoveries of claims against suppliers and subcontractors included in determining the profit or loss on contracts are as follows:

Dollars in millions	2020	2019
Amounts included in project estimates-at-completion at January 1,	$978	$973
(Decrease) increase in project estimates	(1)	21
Approved change orders	(6)	(7)
Foreign currency effect	77	(9)
Amounts included in project estimates-at-completion at December 31,	$1,048	$978
Amounts recognized over time based on progress at December 31,	$1,048	$974

As of December 31, 2020 and 2019, the predominant component of change orders, customer claims and estimated recoveries of claims against suppliers and subcontractors above relates to our 30% proportionate share of unapproved change orders and claims associated with the Ichthys LNG Project discussed below.

KBR intends to vigorously pursue approval and collection of amounts due under all unapproved change orders and claims, against the clients and recoveries from subcontractors. Further, there are additional claims that KBR believes it is entitled to recover from its client and from subcontractors which have been excluded from estimated revenues and profits at completion as appropriate under U.S. GAAP. These commercial matters may not be resolved in the near term. Our current estimates for the above unapproved change orders, client claims and estimated recoveries of claims against suppliers and subcontractors may prove inaccurate and any material change could have a material adverse effect on our results of operations, financial position and cash flows.
Ichthys LNG Project

Project Status

We have a 30% ownership interest in the JKC joint venture, which has contracted to perform the engineering, procurement, supply, construction and commissioning of onshore LNG facilities for a client in Darwin, Australia (the "Ichthys LNG Project"). The contract between JKC and its client is a hybrid contract containing both cost-reimbursable and fixed-price (including unit-rate) scopes. We, along with our joint venture partners, are jointly and severally liable to the client.
The construction and commissioning of the Ichthys LNG Project is complete and all performance tests have been successfully performed. The entire facility, including two LNG liquefaction trains, cryogenic tanks and the combined cycle power generation facility, has been handed over to the client and is producing LNG. JKC is in the process of completing administrative close-out activities and continues to progress the various legal and commercial disputes with the client, suppliers and other third parties as further described below.
Unapproved Change Orders and Claims Against Client

Under the cost-reimbursable scope of the contract, JKC has entered into commercial contracts with multiple suppliers and subcontractors to execute various scopes of work on the project. Certain of these suppliers and subcontractors have made contract claims against JKC for recovery of costs and extensions of time to progress the works under the scope of their respective contracts due to a variety of issues related to alleged changes to the scope of work, delays and lower than planned subcontractor productivity. In addition, JKC has incurred costs related to scope increases and other factors, and has made claims to its client for matters for which JKC believes it is entitled to reimbursement under the contract.
JKC believes any amounts paid or payable to the suppliers and subcontractors in settlement of their contract claims related to the cost-reimbursable scope are an adjustment to the contract price, and accordingly JKC has made claims for contract price adjustments under the cost-reimbursable scope of the contract between JKC and its client. However, the client disputed some of these contract price adjustments and subsequently withheld certain payments. In order to facilitate the continuation of work under the contract while JKC worked to resolve this dispute, the client agreed to a contractual mechanism (“Funding Deed”) in 2016 providing funding in the form of an interim contract price adjustment to JKC and consented to settlement of subcontractor claims as of that date related to the cost-reimbursable scope. While the client reserved its contractual rights under this funding mechanism, settlement funds (representing the interim contract price adjustment) have been paid by the client. JKC in turn settled these subcontractor claims which have been funded through the Funding Deed by the client.

In October 2018, JKC received a favorable ruling in a separate arbitration related to the Funding Deed. The ruling determined a contract interpretation in JKC's favor, to the effect that delay and disruption costs payable to subcontractors under the cost-reimbursable scope of the EPC contract are for the client's account and are reimbursable to JKC. However, the client did not agree with the impact of the arbitration award and, accordingly, we initiated the Funding Deed proceeding referenced below to obtain further determination from the arbitration tribunal.

In September 2020, JKC sought a Summary Determination from the arbitration tribunal seeking (1) a stay of the repayment date of December 31, 2020 (“Sunset Date”); and (2) presented specific legal arguments to ultimately resolve the Funding Deed without the need for a full factual enquiry.

In a partial award in December 2020, the arbitration tribunal held that it could not decide the merits of the Funding Deed issue without hearing further evidence on factual issues. No determination was reached as to the actual position on entitlement and no decision has been rendered on reimbursable subcontractor settlement costs covered by the Funding Deed. In reaching this decision the arbitration tribunal also decided in its partial award that it did not have authority to stay JKC’s repayment of the funds under the Funding Deed following the passage of the Sunset Date. As the issues raised in the Funding Deed arbitration remained unresolved as of December 31, 2020, JKC could be required to refund sums funded by the client under the terms of the Funding Deed. JKC continues to assert that the subcontractor settlement sums were properly incurred and represent reimbursable costs.

In January 2021, the client demanded that JKC repay the Funding Deed amount and notified its intention to commence legal actions against JKC including claims on the parent company guarantees. The client also submitted an application to the arbitration tribunal asserting various legal theories and requesting immediate repayment of the Funding Deed. JKC opposed the application on the grounds that in seeking such relief, the client was asserting new claims that are not part of the current arbitration. The arbitration tribunal agreed with JKC that these were new claims and declined to order immediate repayment. However, the arbitration tribunal directed the parties to incorporate the new claims into the existing consolidated arbitration process. There are no hearing dates set for these matters.
Our proportionate share of the total amount of the contract price adjustments under the Funding Deed included in the unapproved change orders and claims related to JKC discussed above is $157 million and $158 million as of December 31, 2020 and 2019, respectively. These amounts are subject to currency fluctuation risk and possible applicable taxes.

In September and October 2017, additional settlements pertaining to suppliers and subcontractors under the cost-reimbursable scope of the contract were presented to the client. The client consented to these settlements and paid for them but reserved its contractual rights. In reliance, JKC in turn settled these claims with the associated suppliers and subcontractors. The formal contract price adjustments for these settlements remained pending at December 31, 2020. However, unlike amounts funded under the Funding Deed, there is no requirement to refund these amounts to the client by a certain date.

There has been deterioration of paint and insulation on certain exterior areas of the plant. The client previously requested and funded paint remediation for a portion of the facilities. JKC’s profit estimate at completion includes a portion of revenues and costs for these remediation activities. Revenue for the client-funded amounts are included in the table above. In the first quarter of 2019, the client demanded repayment of the amounts previously funded to JKC. JKC is disputing the client's demand. The client has also requested a proposal to remediate any remaining non-conforming paint and insulation, but JKC and its client have not resolved the nature and extent of the non-conformances, the method and degree of remediation that was and is required, or who is responsible. We believe the remaining remediation costs will be material given the plant is now operating and there will be several operating constraints on any such works.
In addition, JKC has started proceedings against the paint manufacturer and initiated claims against the subcontractors. JKC has also made demands on insurance policies in respect of these matters. JKC believes that project insurance should significantly limit any exposure it has on painting and insulation damages. Proceedings and claims against the paint manufacturer, certain subcontractors and insurance policies are ongoing. As the principal insured, it is incumbent upon the client to pursue the insurance claims with diligence. JKC is urging the client to meet its contractual obligations.
Combined Cycle Power Plant

Pursuant to JKC's fixed-price scope of its contract with its client, JKC awarded a fixed-price EPC contract to a subcontractor for the design, construction and commissioning of the Combined Cycle Power Plant (the "Power Plant"). The subcontractor was a consortium consisting of General Electric and GE Electrical International Inc. and a joint venture between UGL Infrastructure Pty Limited and CH2M Hill (collectively, the "Consortium"). On January 25, 2017, JKC received a Notice of Termination from the Consortium, and the Consortium ceased work on the Power Plant and abandoned the construction site. JKC believes the Consortium materially breached its subcontract and repudiated its obligation to complete the Power Plant, plus undertook actions making it more difficult and more costly for the works to be completed by others after the Consortium abandoned the site. Subsequently, the Consortium filed a request for arbitration with the ICC asserting that JKC repudiated the contract. The Consortium also sought an order that the Consortium validly terminated the subcontract. JKC has responded to this request, denying JKC committed any breach of its subcontract with the Consortium and restated its claim that the Consortium breached and repudiated its subcontract with JKC and is liable to JKC for all costs to complete the Power Plant.

In March 2017, JKC prevailed in a legal action against the Consortium requiring the return of materials, drawings and tools following their unauthorized removal from the site by the Consortium. After taking over the work, JKC discovered incomplete and defective engineering designs, defective workmanship on the site, missing, underreported and defective materials and the improper termination of key vendors/suppliers. JKC's investigations also indicate that progress of the work claimed by the Consortium was over-reported. JKC has evaluated the cost to complete the Consortium's work, which significantly exceeds the awarded fixed-price subcontract value. JKC's cost to complete the Power Plant includes re-design efforts, additional materials and significant re-work. These costs represent estimated recoveries of claims against the Consortium and have been included in JKC's estimate to complete the Consortium's remaining obligations.

JKC is pursuing recourse against the Consortium to recover all of the costs to complete the Power Plant, plus the additional interest, and/or general damages by all means inclusive of calling bank guarantees provided by the Consortium partners. In April 2018, JKC prevailed in a legal action to call bank guarantees (bonds) and received funds totaling $52 million. Each of the Consortium partners has joint and several liability with respect to all obligations under the subcontract. JKC intends to pursue recovery of all additional amounts due from the Consortium via various legal remedies available to JKC.

Costs incurred to complete the Power Plant that have been determined to be probable of recovery from the Consortium under U.S. GAAP have been included as a reduction of cost in our estimate of profit at completion. The estimated recoveries exclude interest, liquidated damages and other related costs which JKC intends to pursue recovery from the Consortium. Amounts expected to be recovered from the Consortium are included in the table above at the beginning of this Note 6.

As of December 31, 2020, JKC's claims against the Consortium were approximately $1.8 billion (net of bonds and remaining lump sum contract value) for recovery of JKC's costs. Hearings on the power plant arbitration are scheduled for April 2021 and August 2021 (the "Arbitration"). The previous hearing dates were vacated due to the COVID-19 outbreak. The current dates may continue to be impacted by the COVID-19 pandemic.

JKC asked the Australian courts to require the parent company guarantors of the Consortium to issue payment to JKC in advance of the completion of the arbitration proceedings. The court concluded that the parent companies are responsible for Consortium’s liability resulting from the arbitration outcome, but they are not required to pay in advance of the arbitration.  JKC continues to pursue the resolution of this matter and will seek collection from the Consortium and their parent guarantors who are all jointly and severally liable for any damages owed to JKC.

To the extent JKC is unsuccessful in prevailing in the Arbitration or the Consortium members are unable to satisfy their financial obligations in the event of a decision favorable to JKC, we would be responsible for our pro-rata portion of unrecovered costs from the Consortium. This could have a material adverse impact on the profit at completion of the overall contract and thus on our consolidated statements of operations and financial position.
Other Matters

JKC is entitled to an amount of profit and overhead (“TRC Fee”) which is a fixed percentage of the target reimbursable costs ("TRC") under the reimbursable component of the contract which was to be agreed by JKC and its client. At the time of the contract, JKC and its client agreed to postpone the fixing of the TRC until after a specific milestone in the project had been achieved. Although the milestone was achieved, JKC and its client have been unable to reach agreement on the TRC. This matter was taken to arbitration in 2017. A decision was issued in December 2017 concluding that the TRC should be determined based on project estimate information available at April 2014. JKC has included an estimate for the TRC Fee in its determination of profit at completion at December 31, 2020, based on the contract provisions and the decision from the December 2017 arbitration. JKC has submitted the revised estimate of the TRC Fee to the client. The parties have not agreed to the revised estimate, and JKC has started an additional arbitration on this dispute.

In late 2019, the International Chamber of Commerce consolidated the Funding Deed arbitration, TRC arbitration and certain other claims asserted by JKC along with claims asserted by its client. Pursuant to a recent procedural order, the client is expected to file a detailed statement of its claim in May 2021. The arbitration panel has been constituted but a hearing date has not been scheduled.

Ichthys Project Funding

As a result of the ongoing disputes with the client and pursuit of recoveries against the Consortium through the Arbitration, we have funded our proportionate share of the working capital requirements of JKC to complete the project. We made investment contributions to JKC of approximately $484 million on an inception-to-date basis to fund project execution activities.

If we experience unfavorable outcomes associated with the various legal and commercial disputes, our total investment contributions could increase which could have a material adverse effect on our financial position and cash flows. Further, if either of our joint venture partners in JKC do not fulfill their responsibilities under the JKC joint venture agreement or subcontract, we could be exposed to additional funding requirements as a result of the nature of the JKC joint venture agreement.

As of December 31, 2020, we had $164 million in letters of credit outstanding in support of performance and warranty guarantees provided to the client.

All of the Ichthys LNG project commercial matters are complex and involve multiple interests, including the client, joint venture partners, suppliers and other third parties. Ultimate resolution may not occur in the near term and could be impacted by the COVID-19 pandemic. Our current estimates for resolving these matters may prove inaccurate and, if so, any material change could have a material adverse effect on our results of operations, financial position and cash flows.

See Note 10 "Equity Method Investments and Variable Interest Entities" to our consolidated financial statements for further discussion regarding our equity method investment in JKC.